UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2013

Dresser-Rand Group Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32586	20-1780492
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification Number)

10205 Westheimer Road, Houston, Texas	77042
112 Avenue Kleber, Paris, France	75784
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(713) 354-6100 (Houston)
+33 156 267171 (Paris)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 7, 2013, Dresser-Rand Group Inc. (the “Company”) held its Annual Meeting of Stockholders. Four proposals were submitted to a vote of the stockholders, each of which is described in detail in the Company’s 2013 Proxy Statement (the “Proxy Statement”), as filed with the Securities and Exchange Commission on March 25, 2013. A summary of the matters voted upon by stockholders is set forth below.

Proposal 1. Election of Directors.

Stockholders elected each of the eight director nominees to hold office until the 2014 Annual Meeting of Stockholders and until their successors have been elected and qualified based on the following votes:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
William E. Macaulay	62,562,386	89,518	29,204	5,491,821
Vincent R. Volpe Jr.	62,563,535	88,399	29,174	5,491,821
Rita V. Foley	62,257,037	395,162	28,909	5,491,821
Louis A. Raspino	62,257,504	416,255	29,174	5,469,996
Philip R. Roth	62,509,419	142,515	29,174	5,491,821
Stephen A. Snider	61,904,321	747,613	29,174	5,491,821
Michael L. Underwood	62,508,394	143,540	29,174	5,491,821
Joseph C. Winkler III	62,200,030	451,879	29,199	5,491,821

Proposal 2. Ratification of Appointment of Independent Registered Public Accountants.

Stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2013, based upon the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
67,831,670	313,983	27,276	0

Proposal 3. Advisory Resolution to Approve Executive Compensation.

Stockholders approved, based upon the votes set forth below, the following advisory resolution to approve the compensation of the Company’s named executive officers as disclosed in the Proxy Statement:

“Resolved, that the Company’s stockholders approve, on an advisory basis, the compensation paid to the named executive officers, as disclosed in this proxy statement, including the Compensation Discussion and Analysis, the Summary Compensation Table and the related compensation tables, notes and narrative discussion.”

Votes For	Votes Against	Abstentions	Broker Non-Votes
61,836,705	810,283	34,120	5,491,821

Proposal 4. Approval of the Company’s Performance Goals under the 2008 Stock Incentive Plan.

Stockholders approved the Company’s performance goals under the 2008 Stock Incentive Plan, based upon the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
61,751,076	894,714	35,318	5,491,821

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DRESSER-RAND GROUP INC.

Date: May 7, 2013	By:	/s/ Mark F. Mai
Name: Mark F. Mai
Title: Vice President, General Counsel & Secretary